UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2019

Texas South Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-171064	99-0362471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4550 Post Oak Place Dr., Suite 300

Houston, TX 77027

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 820-6300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TXSO	OTCPK

Item 8.01 Other Events.

Texas South Energy, Inc. (“Company”) filed a Form 12b-25 with the Securities and Exchange Commission (“SEC”) on August 9, 2019 informing the market that the Company requested a five day extension until August 19, 2019 in filing its Form 10-Q for the quarter ended June 30, 2019. The Company will be unable to timely file its Form 10-Q with the SEC due to lack of working capital. When the Company is able to procure sufficient working capital, it plans to bring its SEC filings current.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2019

TEXAS SOUTH ENERGY, INC.

By:	/s/ Michael J. Mayell
Michael J. Mayell, Chief Executive Officer

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